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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  JUNE 26, 1998 (JUNE 23, 1998)
                                                  ------------------------------

                              SHAW INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          GEORGIA                       1-6853                58-1032521
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 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)


616 E. WALNUT AVENUE, DALTON, GEORGIA                                 30720
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       (706) 278-3812
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 5.            OTHER EVENTS.

         On June 23, 1998, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with its wholly-owned subsidiary, Shaw Carpet Showplace, Inc. (collectively, "Shaw"), The Maxim Group, Inc. ("Maxim") and a wholly-owned subsidiary of Maxim, pursuant to which Shaw has agreed to dispose of substantially all of its residential retail store assets to Maxim. These assets include approximately 275 retail stores with annual revenues of approximately $575 million. Under the terms of the Merger Agreement, Shaw will receive from Maxim 3,150,000 shares of Maxim common stock, a one year note (the "Note") in the principal amount of approximately $18 million and $25 million in cash.

         Pursuant to the Merger Agreement, the Registrant and Maxim will enter into a Shareholder's Agreement (the "Shareholder's Agreement"), pursuant to which, among other things, the Registrant will agree for a period of one year following the closing of the merger not to acquire in excess of 25% of the outstanding shares of common stock of Maxim and Maxim will grant to the Registrant certain registration rights. Copies of the Merger Agreement, the form of Note and the form of Shareholder's Agreement are attached as Exhibit 99.1 to this Report and are incorporated by reference herein.

         The consummation of the transactions contemplated by the Merger Agreement is subject to the receipt of appropriate regulatory approvals and the satisfaction of certain other conditions contained in the Merger Agreement.

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits.

                  99.1 Agreement and Plan of Merger, dated June 23, 1998, among The Maxim Group, Inc., CMAX Acquisition, Inc., Shaw Industries, Inc., and Shaw Carpet Showplace, Inc., and forms of Subordinated Promissory Note and Shareholder's Agreement attached thereto as Exhibits B and C, respectively.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SHAW INDUSTRIES, INC.

                                            By:  /s/ Bennie M. Laughter
                                                ------------------------------
                                                Bennie M. Laughter
                                                Vice President, Secretary and
                                                General Counsel

Dated:  June 25, 1998



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                                  EXHIBIT INDEX

Exhibit
Number                               Description
-------                              -----------
99.1       Agreement and Plan of Merger, dated June 23, 1998, among
           The Maxim Group, Inc., CMAX Acquisition, Inc., Shaw
           Industries, Inc., and Shaw Carpet Showplace, Inc., and forms of Subordinated Promissory Note and Shareholder's Agreement
           attached thereto as Exhibits B and C, respectively.